                      SUPPLEMENT DATED NOVEMBER 14, 2000 TO

                        PROSPECTUS DATED MAY 1, 2000 FOR

                        MODIFIED SINGLE PREMIUM DEFERRED

                           VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                         NATIONWIDE VARIABLE ACCOUNT - 9

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

THE PURPOSE OF THIS SUPPLEMENT IS TO INFORM YOU OF THE CHANGE OF GENERAL DISTRIBUTOR FROM NATIONWIDE INVESTMENT SERVICES CORPORATION TO SECURITY DISTRIBUTORS, INC. NATIONWIDE LIFE INSURANCE COMPANY IS THE ISSUER OF THE CONTRACTS AND REMAINS OBLIGATED UNDER THE TERMS OF THE CONTRACT. YOU SHOULD KNOW THAT THERE NO CHANGES IN YOUR CONTRACTUAL RIGHTS AS A RESULT OF THE CHANGE IN GENERAL DISTRIBUTOR. SHOULD YOU HAVE ANY QUESTIONS WITH REGARD TO THE CHANGE IN GENERAL DISTRIBUTOR, YOU MAY CALL 1-800-848-6331, TDD 1-800-238-3035 OR WRITE
TO:

                           NATIONWIDE LIFE INSURANCE COMPANY
                           P.O. BOX 182437
                           COLUMBUS, OH 43216

THE FOLLOWING PARAGRAPH IS ADDED UNDER THE HEADING "NATIONWIDE INVESTMENT SERVICES CORPORATION" ON PAGE 16 OF THE PROSPECTUS:

SECURITY DISTRIBUTORS, INC.

The contracts are distributed by the general distributor, Security Distributors, Inc. ("SDI"), 700 SW Harrison Street, Topeka, Kansas 66636-0001. SDI is registered as a broker/dealer with the NASD and is a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company wholly owned by Security Benefit Life Insurance Company.

THE FOLLOWING SENTENCE IS ADDED UNDER THE HEADING "LEGAL PROCEEDINGS" PROVISION ON PAGE 47 IS DELETED AND REPLACED WITH THE FOLLOWING:

         The general distributor, SDI, is not engaged in any litigation of a material nature.